Supplement to the
Fidelity® Series Small Cap Discovery Fund
June 29, 2017
Prospectus

Charles Myers no longer serves as co-manager of the fund.

The following information replaces similar information found in the “Fund Summary” section under the “Fee Table” heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee (fluctuates based on the fund's performance relative to a securities market index)	None
Distribution and/or Service (12b-1) fees	None
Other expenses(a)	0.00%
Total annual operating expenses	0.00%

(a)  Adjusted to reflect current fees.

1 year	$0
3 years	$0
5 years	$0
10 years	$0

The following information replaces the similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

Derek Janssen (portfolio manager) has managed the fund since March 2016.

The following information replaces the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.

Derek Janssen is portfolio manager of the fund, which he has managed since March 2016. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Janssen has worked as a research analyst and portfolio manager.

The following information replaces similar information found in the “Fund Services” section under the “Advisory Fee(s)” heading.

Effective June 1, 2017, the fund does not pay a management fee to the Adviser.

The Adviser receives no fee from the fund for handling the business affairs of the fund and pays the expenses of the fund with limited exceptions.

The following information supplements similar information found in the “Fund Services” section under the “Advisory Fee(s)” heading.

The Adviser has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.014%. This arrangement will remain in effect through June 30, 2020. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees.

XS4-18-01 1.9867095.105	January 18, 2018

Supplement to the
Fidelity® Series Small Cap Discovery Fund
June 29, 2017
STATEMENT OF ADDITIONAL INFORMATION

Charles Myers no longer serves as co-manager the fund.

Derek Janssen serves as portfolio manager of the fund.

The following information replaces similar information found in the “Management Contract” section.

Management-Related Expenses. Under the terms of the fund's management contract, FMR or an affiliate is responsible for payment of all expenses involved in the operation of the fund, including all expenses allocable at the fund level, except the following: (i) transfer agent fees, Rule 12b-1 fees and other expenses allocable at the class level; (ii) interest and taxes; (iii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iv) fees and expenses of the trust’s Trustees other than those who are “interested persons” of the trust or of FMR; (v) custodian fees and expenses; (vi) expenses of printing and mailing proxy materials to shareholders of the fund; (vii) all other expenses incidental to holding meetings of the fund’s shareholders, including proxy solicitations therefor; and (viii) such non-recurring and/or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the trust’s trustees and officers with respect thereto.

The following information replaces similar information found in the “Management Contract” section under the “Management Fee” heading.

Effective June 1, 2017, the fund does not pay a management fee to FMR for the services rendered.

The following information replaces similar information found in the “Transfer and Service Agent Agreements” section.

For providing transfer agency services, FIIOC receives no fees from the fund.

FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research, as applicable.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

The fund has entered into a service agent agreement with FSC, an affiliate of FMR (or an agent, including an affiliate). The fund has also entered into a securities lending administration agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for shares, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.

For providing pricing and bookkeeping services and securities lending administration services, FSC receives no fee from the fund. FMR is responsible for paying all pricing and bookkeeping and securities lending administration services costs of the fund.

FMR bears the cost of pricing and bookkeeping services and administration of the securities lending program under the terms of its management contract with the fund.

XS4B-18-01 1.9870281.104	January 18, 2018

Supplement to the
Fidelity® Small Cap Discovery Fund
June 29, 2017
Prospectus

Charles Myers no longer serves as co-manager of the fund.

Effective December 18, 2017, the redemption fee has been removed.

The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

Derek Janssen (portfolio manager) has managed the fund since March 2016.

The following information replaces the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.

Derek Janssen is portfolio manager of the fund, which he has managed since March 2016. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Janssen has worked as a research analyst and portfolio manager.

SMR-18-01 1.769904.121	January 18, 2018

Supplement to the
Fidelity® Small Cap Discovery Fund
July 29, 2017
STATEMENT OF ADDITIONAL INFORMATION

Charles Myers no longer serves as co-manager the fund.

Derek Janssen serves as portfolio manager of the fund.

SMRB-18-01 1.782324.113	January 18, 2018